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                               JAILLETT & COMPANY
                          Certified Public Accountants

                        1200 Ashwood Parkway, Suite 230
                             Atlanta, Georgia 30338
                           Telephone: (770) 698-0022
                              Fax: (770) 698-0097





         We hereby consent to the incorporation by reference in the Midisoft Corporation Form S-8 Registration Statement (SEC File No. 33-7234) of our report dated November 7, 1995 relating to the financial statements of Knowledge Engineering, Inc. appearing on page 4 of this Form 8-K.




/S/ Jaillett & Company

Jaillett & Company
Atlanta, Georgia 30338
May 3, 1996